Exhibit 99.1

BRE Properties, Inc. 2004 Property Tour

November 17, 2004

BRE Properties, Inc.

Publicly Traded REIT

$3.5 Billion Total Market Cap

Multifamily Focus

87 Properties, 24,255 Units

Western Metro Markets

Market # Properties # Units % NOI

California

L.A./Orange Co. 24 6,201 27% 47%

San Diego 13 3,711 20%

S.F. Bay Area 10 3,488 18%

Sacramento 10 2,156 8%

Pacific Northwest

Seattle 14 3,375 12%

Mountain/Desert

Phoenix 7 2,440 7%

Denver 5 1,620 5%

Salt Lake City 4 1,264 3%

Total 87 24,255 100%

Differentiating Factors

34 years of sustained performance

Clear, focused strategy

Well positioned for growth

Research-based investment approach

Strong financial position

Alignment with shareholder interests

Strategy: West is Best

Western concentration: A business risk we choose to exploit

Favorable long-term fundamentals

High propensity to rent:

43% (California) vs. 34% (United States)

Resident base of young adults and Empty Nesters

Develop in California: no question about long-term demand

BRE 5-Year Plan

Gross revenue $400-450 million

NOI target levels by market

Region 3Q ‘04 Target

Southern CA 47% 45%-55%

Northern CA 26% 25%-35%

Mountain/Desert 15% 4%-11%

Pacific NW 12% 5%-10%

BRE 5-Year Plan

Investment drivers—annual targets

$250 million new construction starts

$100 million acquisitions

$50 million dispositions

Disposition parameters

Maintain net-buyer posture

Sell down low-growth markets

Recycle into California

Market Targets

Market Current Outlook Current Cap Rates

California

San Diego Overweight 5.50% - 6.00%

L.A./Orange Co. Overweight 5.50% - 6.00%

S.F. Bay Area Neutral/Overweight 5.75% - 6.25%

Sacramento Neutral 5.75% - 6.25%

Pacific Northwest

Seattle Overweight 5.75% - 6.25%

Mountain/Desert

Denver Neutral 6.75% - 7.25%

Phoenix Underweight 6.00% - 6.50%

Salt Lake City Underweight 7.25% - 7.75%

Weighted Average 5.75% - 6.25%

Development Pipeline

Target Investment=$250mm Per Year

$300 $250 $200 $150 $100 $50 $0

$231 $94 $88 $172 $119 $69 $244 $140 $68 $97 $134 $197 $51 $112 $182

2004 2005 2006 2007 2008

Construction Starts

Funds Advanced

$ Units Leased

BRE Future Rewards

REITs with BRE’s Western focus have outperformed other regions

Multifamily supply-constrained markets have outperformed others

BRE’s reward equation includes:

Strong balance sheet

Disciplined management

Emerging growth strategy

BRE Development Pipeline

$715mm investment, 2,930 units

Southern & Northern California

Product mix—podium & garden

Urban in-fill focus

BRE Development Pipeline

Construction in progress

1,124 units = 100% in Southern California

$221mm investment

Completion dates 4Q’05 – 1Q’07

Land under development

412 units: Southern/Northern California

$112mm investment

Construction starts 4Q’04 – 1Q’06

Land under contract

1,394 units: Southern/Northern California

$382mm investment

Construction starts 2H’05 – 1H’07

Construction in Progress

Number of Units Cost Incurred 9/30/04 Estimated Cost Balance to Complete Delivered Units Estimated Completion

Pinnacle at Chino Hills 208 $ 21.9 $ 38.6 $ 16.7 — 4Q 2005

Pinnacle Bridgeport 188 17.1 40.5 23.4 — 3Q 2006

Pinnacle Town Gate 268 9.5 39.2 29.7 — 3Q 2006

Pinnacle Orange 460 20.5 102.4 81.9 — 1Q 2007

TOTAL CIP 1,124 $ 69.0 $ 220.7 $ 151.7 —

Pinnacle at Chino Hills

Pinnacle at Chino Hills

Market/submkt: Los Angeles/Chino Hills

Expected investment: $38.6 million

Product/units: Garden/208

Construction start: 4Q 2003

First unit delivery: 1Q 2005

Final completion: 4Q 2005

Expected stabilization: 4Q 2006

Target yield: 8.5%

Pinnacle Bridgeport

Pinnacle at Chino Hills

Pinnacle Bridgeport

Market/submarket: Los Angeles/Santa Clarita

Expected investment: $40.5 million

Product/units: Garden/188

Construction start: 4Q 2004

First unit delivery: 4Q 2005

Final completion: 3Q 2006

Expected stabilization: 3Q 2007

Target yield: 7.5%

Pinnacle Bridgeport

Pinnacle at Chino Hills

Pinnacle Town Gate

Pinnacle Town Gate

Market/submkt: Los Angeles/Moreno Valley

Expected investment: $39.2 million

Product/units: Garden/268

Construction start: 3Q 2004

First unit delivery: 4Q 2005 Final completion: 3Q 2006

Expected stabilization: 4Q 2007

Target yield: 8.0%

Pinnacle Bridgeport

Pinnacle Orange

Pinnacle at Chino Hills

Pinnacle Town Gate

Pinnacle Orange

Market/submkt: Los Angeles/Orange

Expected investment: $102.4 million

Product/units: Wrap/460

Construction start: 4Q 2003

First unit delivery: 3Q 2006

Final completion: 1Q 2007

Expected stabilization: 2Q 2009

Target yield: 8.0%

Land Under Development

Number of Units Cost Incurred 9/30/04 Estimated Cost Estimated Construction Start

Pinnacle at Pasadena 188 $ 14.5 $ 51.9 4Q 2004

Pinnacle Emeryville 224 9.2 60.0 1Q 2006

TOTAL 412 $ 23.7 $ 111.9

Pinnacle Bridgeport

Pinnacle Pasadena

Pinnacle Orange

Pinnacle at Chino Hills

Pinnacle Town Gate

Pinnacle Pasadena

Market/submkt: Los Angeles/Pasadena

Expected investment: $51.9 million

Product/units: Podium/188

Construction start: 4Q 2004

First unit delivery: 4Q 2006

Final completion: 1Q 2007

Expected stabilization: 3Q 2008

Target yield: 8.0%

Pinnacle Emeryville

Pinnacle Emeryville

Market/submarket: East Bay/Emeryville

Expected investment: $60 million

Product/units: Podium/224

Construction start: 1Q 2006

First unit delivery: 2Q 2007

Final completion: 4Q 2007

Expected stabilization: 2Q 2009

Target yield: 8.0%

Land Under Contract

Number of Units Cost Incurred 9/30/04 Estimated Cost Estimated Construction Start

L.A./Orange County 320 $ 0.4 $ 77.2 1H 2006

L.A./Orange County 288 1.3 112.5 2H 2005

S.F. Bay Area 408 0.6 92.4 1H 2007

S.F. Bay Area 378 1.1 100.2 1H 2006

TOTAL 1,394 $ 3.4 $ 382.3

Note: estimated; subject to entitlement risk.

Pinnacle Bridgeport

Anaheim

Pinnacle Pasadena

Pinnacle Orange

Pinnacle at Chino Hills

Pinnacle Town Gate

Anaheim

Market/submkt: L.A./Platinum Triangle

Expected investment: $77.2 million

Product/units: Podium/320

Construction start: 1H 2006

First unit delivery: 1H 2008

Final completion: 2H 2008

Expected stabilization: 2H 2009

Target yield: 8.0-8.5%

Note: estimated; subject to entitlement risk.

Pinnacle Bridgeport

Wilshire

Anaheim

Pinnacle Pasadena

Pinnacle Orange

Pinnacle at Chino Hills

Pinnacle Town Gate

Wilshire

Market/submkt: Los Angeles/Wilshire Blvd.

Expected investment: $112.5 million

Product/units: Wrap/288

Construction start: 2H 2005

First unit delivery: 1H 2008

Final completion: 1H 2008

Expected stabilization: 2H 2009

Target yield: 8.0-8.5%

Note: estimated; subject to entitlement risk.

Pinnacle Emeryville

Pleasanton

Pleasanton

Market/submarket: East Bay/Pleasanton

Expected investment: $92.4 million

Product/units: Wrap/408

Construction start: 1H 2007

First unit delivery: 2H 2008

Final completion: 2H 2009

Expected stabilization: 1H 2010 Target yield: 8.0-8.5%

Note: estimated; subject to entitlement risk.

Walnut Creek

Pinnacle Emeryville

Pleasanton

Walnut Creek

Market/submkt: East Bay/Walnut Creek

Expected investment: $100.2 million

Product/units: Podium with retail/378

Construction start: 1H 2006

First unit delivery: 2H 2008

Final completion: 1H 2009

Expected stabilization: 1H 2010

Target yield: 8.0-8.5%

Note: estimated; subject to entitlement risk.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

BRE Properties, Inc. 2004 Property Tour

November 17, 2004